UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-23295

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Long/Short Equity & Dynamic Income Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2022

DATE OF REPORTING PERIOD: November 1, 2021 through April 30, 2022

Item 1(a) Report to shareholders.

TIMELY INFORMATION INSIDE

Long/Short Equity & Dynamic Income Trust (CPZ)

SEMIANNUAL REPORT APRIL 30, 2022

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TABLE OF CONTENTS

Letter to Shareholders1

The Calamos Closed-End Funds:
An Overview5

Additional Information About the Fund6

Investment Team Discussion7

Schedule of Investments13

Statement of Assets and Liabilities28

Statement of Operations29

Statements of Changes in Net Assets30

Statement of Cash Flows31

Notes to Financial Statements32

Financial Highlights39

Report of Independent Registered
Public Accounting Firm40

About Closed-End Funds41

Managed Distribution Policy42

Automatic Dividend Reinvestment Plan42

Experience and Foresight

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

•Net investment income

•Net realized short-term capital gains

•Net realized long-term capital gains

•And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. The Fund’s current monthly distribution rate is $0.1400 per share. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the Fund’s distribution can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the funds, our view of retaining leverage, fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Fund’s managed distribution policy.

For more information about any Calamos closed-end funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   1

Dear Fellow Shareholder:

Welcome to your semiannual report for the six months ending April 30, 2022. In this report, you will find commentary from our portfolio management team, a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of Calamos Long/Short Equity & Dynamic Income Trust (CPZ).

Before we explore the markets, economy, and CPZ at greater length, all of us at Calamos Investments thank you for your continued trust. There is no doubt the current market environment is challenging. In the newsfeeds, discouraging headlines—rising interest rates, oil prices, inflation, supply chain issues—have tended to overshadow more positive data, such as strong corporate earnings, improving employment data, and good consumer balance sheets.

In uncertain times, it is often easy to forget all the unprecedented hurdles that the economy has navigated. I began my investing career more than 50 years ago in the difficult financial markets of the 1970s, a time characterized by soaring inflation; rising rates; difficult conditions across asset classes; and geopolitical uncertainties, including the Cold War. Through the ensuing decades, I’ve seen there are long-term investment opportunities in all environments.

Although no economic, interest rate or market cycle is exactly like the last, we are confident in the long-term resilience of the global economy. More important, we are confident in our ability to turn market volatility into long-term opportunity for the shareholders of the Calamos Funds—through a variety of environments.

Market Review

During the semiannual period, surging volatility and sharp rotations roiled global financial markets. Russia’s invasion of Ukraine, a decidedly more hawkish stance from the Federal Reserve, rising interest rates, and Covid-19 lockdowns in China exacerbated investors’ longer-term anxieties about inflation, supply chains, commodity shortages, and interest rates. Oil prices soared and the yield of the 10-year US Treasury spiked upward, as did mortgage rates.

Against this backdrop, few areas of the global capital markets remained unscathed, and stock, bond, and convertible security markets retreated.* As emotions ran high, even fundamentally strong companies experienced sharp sell-offs.

Letter to Shareholders

2   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Innovative Multi-Asset Approach Supports the Search for Steady, Attractive Income

Our experience with closed-end funds dates back to 2002, and we have always recognized that many investors choose closed-end funds to support their search for income. Like all our closed-end funds, CPZ is managed with the goal of providing steady (although not assured) monthly distributions. We believe our innovative approach will be an especially important differentiator given the unusual economic and market environment we find ourselves in.

We employ a managed distribution policy within this Fund with the goal of providing shareholders a consistent and attractive distribution stream. As of April 30, 2022, the monthly per share distribution rate was $0.1400, up from $0.1100 at inception in November 2019 and representing a 27% increase. The annualized distribution rate was 9.07%† on market price. While interest rates rose sharply during the semiannual period with the yield on the 10-year Treasury rising from 1.55% to 2.89%, rates remain modest in absolute terms historically, and negative in real terms (below the rate of inflation). This was more so true for the dividend yield on the S&P 500 Index, which stood at 1.56%. Therefore, the Fund’s 9.07% annualized distribution rate soundly outdistances both fixed income and equity alternatives.

Moreover, the Fund had no return of capital associated with distributions in 2021, nor are there any estimated return of capital components in distributions paid in fiscal year 2022 as of April 30, 2022.

Outlook

These next months will continue to test the resolve of investors. We are prepared for persistent market volatility and saw-toothed market performance that may include some more sharp sell-offs. The current headline issues are each enough to cause powerful crosscurrents, and the markets must navigate them all. Moreover, as midterm elections in the US approach, we expect the uncertain US fiscal policy backdrop will add to market participants’ already heightened apprehension. We are likely to see sentiment-driven market behavior, where strong companies with good potential will also face pressure.

In a market environment driven by emotional decision making and short-term perspective, we believe our active management provides a considerable advantage. Although markets are generally efficient over the long term, they may be anything but efficient over the short term, which can create opportunities for experienced investors with long-term horizons.

†Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/30/22 distribution was $0.1400 per share. Based on our current estimates, we anticipate that approximately $0.1400 is paid from ordinary income or capital gains and that approximately $0.0000 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term and long-term capital gains, and return of capital. When the net investment income and net realized short-term and long-term capital gains are not sufficient, a portion of the distribution will be a return of capital. The distribution rate may vary.

Letter to Shareholders

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   3

Asset Allocation Considerations

Unfortunately, no one can predict the short-term twists and turns in the market. The best strategy is to maintain a long-term perspective and not give in to the temptation to try to time the market. With stock and bond markets likely to continue in a saw-toothed fashion, making significant short-term shifts in your asset allocation can be dangerous, particularly if your financial goals and risk tolerance haven’t changed. Too often, when investors let emotion and short-term perspective drive decisions, they catch the downside and miss the upside.

Also, it’s important to remember that investment performance is most effectively measured over years and the course of market, economic, and interest rate cycles. In periods like these, a lot can happen over the short term: days, weeks, or months. Many investments may even have episodes of short-term performance that are anomalous with long-term results. For these reasons, it’s essential to assess results over extended periods.

I encourage you to revisit your investment portfolio to ensure it aligns with both your long-term goals and your risk tolerance. Be sure that your portfolio is well-diversified and seek out opportunities to learn how you can enhance that diversification to reflect your unique needs. Depending on your needs, your investment professional may recommend that you consider additional Calamos closed-end funds to help you address your search for income, capital appreciation or both. On page 5, we provide an overview of our enhanced fixed-income and total-return offerings.

Conclusion

With so many variables shaping the markets right now, staying focused on the long term is paramount. It wasn’t that long ago that people thought the Covid-19 pandemic would change the way businesses operated and people interacted forever, and global markets overreacted to the downside. Markets sprang back in a similarly dramatic fashion as pandemic fears receded. Although it may be difficult for investors, it is not surprising that markets are now moderating from these heights.

In the midst of these sorts of short-term swings, we believe our team’s decades of experience in the markets and our active, risk-managed approach will allow us to position the Fund advantageously. In these fast-moving markets, our team relies on discipline and a long-term perspective to manage downside risks and pursue opportunities across asset classes.

To learn more about Calamos Investments’ views of the economy, markets and asset allocation, please visit our website, www.calamos.com. We thank you for your continued trust.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Letter to Shareholders

4   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

*Returns for the six months ended April 30, 2022: The S&P 500 Index, a measure of the US stock market, returned -9.65%. The MSCI All Country World Index, a measure of global stock market performance, returned -11.45%. The ICE BofA All US Convertibles Index, a measure of the US convertible securities market, returned -15.19%. The Refinitiv Global Convertible Bond Index, a measure of the global convertible bond market, returned -16.33%. The Bloomberg US Corporate High Yield 2% Issuer Capped Index, a measure of the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer, returned -7.40%. The Bloomberg US Aggregate Bond Index, a measure of the US investment-grade bond market, returned -9.47%, the Bloomberg US Government/Credit 1-3 Year Index, a measure of US short-term bond performance, returned -3.24%.

Source: Calamos Advisors LLC.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in US dollar terms.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable.

Opinions are as of the publication date, subject to change and may not come to pass.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

The Calamos Closed-End Funds: An Overview

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   5

Enhanced Fixed-Income and Total-Return Strategies

Calamos closed-end funds draw upon decades of our pioneering experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. Our closed-end funds can be broadly grouped into two categories: enhanced fixed income and total return. The funds share a focus on producing income while offering exposure to various asset classes and sectors.

ENHANCED FIXED INCOME Portfolios positioned to pursue high current income from income and capital gains

OBJECTIVE: US ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund (Ticker: CHI)

Invests in high-yield and convertible securities, primarily in US markets.

Calamos Convertible and High Income Fund (Ticker: CHY)

Invests in high-yield and convertible securities, primarily in US markets.

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME Calamos Global Dynamic Income Fund (Ticker: CHW) Invests in global fixed-income securities, alternative investments and equities.
TOTAL RETURN Portfolios positioned to seek current income, with increased emphasis on capital gains potential

OBJECTIVE: US TOTAL RETURN

Calamos Strategic Total Return Fund (Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in US markets.

Calamos Dynamic Convertible and Income Fund (Ticker: CCD)

Invests in convertibles and other fixed-income securities. To help generate income and achieve a favorable risk/reward profile, the investment team also has the flexibility to sell options.

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund (Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds in both US and non-US markets.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ)

Invests in a long/short equity strategy and a broad array of income-producing assets as part of a global approach.

Additional Information About the Fund

6   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/22

	6 MONTHS	1 YEAR	SINCE INCEPTION
Calamos Long/Short Equity & Dynamic Income Trust
Market Value	-6.59%	-3.07%	4.75%
NAV	-2.39	-4.67	8.42
30%MSCIACWI(NR)-20%ICOS-50%BBGUSHY2%Cap Index	-9.17	-5.72	4.22
MSCI ACWI Index (Net)	-11.63	-5.44	9.16
ICE BofA US All Capital Securities Index	-10.27	-8.07	0.39
Bloomberg US Corp HY 2% Issuer Capped Index	-7.40	-5.22	2.25

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The 30%MSCIACWI(NR)-20%ICOS-50%BBGUSHY2%Cap Index is blended from 30% - MSCI ACWI Index (MXWD), 20% - ICE BofA US All Capital Securities Index and 50% - Bloomberg US HY 2% Issuer Cap Bond Index.

The MSCI ACWI Index (Net) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets and emerging markets. The index is calculated in both US dollars and local currencies. Net return basis approximates the minimum possible reinvestment of regular cash distributions by deducting withholding tax based on the maximum rate of the company's country of incorporation applicable to institutional investors.

The ICE BofA US All Capital Securities Index is a subset of the ICE BofA US Corporate and US High Yield Index including all fixed-to-floating rate, perpetual callable and capital securities, and fixed-rate preferred securities.

The Bloomberg US Corporate High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Investment Team Discussion

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   7

TOTAL RETURN* AS OF 4/30/22

Common Shares – Inception 11/29/19
	6 Months	1 Year	Since Inception**
On Market Price	-6.59%	-3.07%	4.75%
On NAV	-2.39%	-4.67%	8.42%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Financials	26.9%
Industrials	24.2
Information Technology	11.5
Consumer Discretionary	10.6
Health Care	6.3
Communication Services	5.2
Energy	5.0
Special Purpose Acquisition Companies	2.4
Materials	1.8
Utilities	1.4
Real Estate	1.1
Other	0.7
Consumer Staples	0.6

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

Long/Short Equity & Dynamic
Income Trust (CPZ)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) is a closed-end fund that seeks to provide current income and risk-managed capital appreciation. The Fund provides hedged market exposure through Calamos’ time-tested global long/short equity strategy. In addition to offering an attractive monthly distribution, the Fund is supported by a multi-asset income strategy structured to be potentially less vulnerable to volatile financial markets by actively managing risk with dynamic asset allocation.

The Fund normally will invest at least 80% of its managed assets in a globally diversified portfolio of equity securities including common stocks, preferred stocks, convertible securities and exchange-traded ETFs. At least 50% of the managed assets of the portfolio will be invested in the long/short equity strategy. The Fund may invest up to 20% of its managed assets in global income producing securities, including high yield and investment grade corporate debt.

How did the Fund perform over the semiannual period?

For the six months ended April 30, 2022 (“semiannual period”), the Fund returned -6.59% on market price and -2.39% on a net asset value (NAV) basis versus -9.17% for the Comparator Index comprised of 50% Bloomberg US Corporate High Yield 2% Issuer Capped Index, 30% MSCI ACWI Index and 20% ICE BofA US All Capital Securities Index.

The Fund’s shares traded at a -7.99% discount to NAV on April 30, 2022, compared to a discount of -3.86% six months earlier on October 31, 2021. Portfolio returns coupled with a belief that the Fund was well-positioned to generate income and deliver capital appreciation going forward served as an impetus to increase the Fund’s distribution rate three times for a total of $0.0300 per share since inception. The Fund’s monthly distribution stands at $0.1400 per share as of April 30, 2022, which equates to an annualized distribution rate of 9.07%. We believe that distribution increases are a way to enable shareholders to benefit more directly from the returns of the portfolio.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where factors other than the value of underlying securities may drive the price of shares. The price of a share in the market is called market value. Factors unrelated to the performance of the Fund’s holdings, such as general market sentiment or future expectations, may influence market price. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses; it also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best used long term within asset allocations, we think that NAV return is the better measure of a fund’s performance. However, when managing the Fund, we strongly consider actions and policies that have the potential to optimize overall price performance and returns based on market value.

8   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Investment Team Discussion

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

What factors influenced performance over the semiannual period?

The first four months of 2022 delivered the most rapid repricing of US debt yields since the bond market crash of 1994. Within six months, the Federal Reserve has moved from “transient inflation” to “upside inflation risk,” with fed funds futures now discounting a funds rate near 3% by early 2023. Having learned not to fight the Fed, investors fear rising recession risk, which has been visible in the relative performance of industries and styles.

It is our belief that the journey from inflation anxiety to inevitable recession will be prolonged and include many notable stages. Our assumption is that 2022 will be characterized by a broad trading range for the major US equity benchmarks rather than an outright bear market. Our positioning has therefore been tactical rather than outright defensive. We believe that it is premature for end-of-cycle positioning.

The period in review was extraordinary by most standards, culminating in the sad conflict between Russia and Ukraine. While this crisis has created widespread dissonance, it should be viewed as the second and lesser of the two shocks that have buffeted investors in 2022. The more important shock has been the repricing of Developed world debt led by the US Federal Reserve.

Fund performance amidst all of these developments was respectable in both absolute and relative terms. First, we have been wary of the equity derivatives of long duration for much of the past year. In December 2021, we further distanced the portfolio from long duration growth and defensive areas.

We added additional index hedges in January 2022 that cushioned our clients from the initial stages of the market retreat, with the result that both the long and short books have been additive to performance. The re-orientation of the Federal Reserve, which became apparent with the release of the December FOMC minutes, was the signal that we should no longer lean aggressively into equity risk, and we adjusted our positioning and exposure accordingly.

As importantly, the Putin shock is reverberating inside corporate corridors. The reversal of globalization began nascently in the Trump years for key technology industries, and it continued during the pandemic on a range of health care fronts. It is now extending to oil and gas as Europe confronts its Russian dependencies.

ASSET ALLOCATION AS OF 4/30/22

Investment Team Discussion

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   9

Rising equity volatility in 2022 cannot be traced to the underlying fundamentals of economic growth or corporate profits. Instead, it relates to the growing role of inflation in activity, the heightened uncertainty that inflation poses for capital allocation, and the inevitability that financial assets must be priced differently.

What helped and hurt Fund performance over the period?

Long/Short Equity Strategy

As the Delta variant peaked in late 2021 and was replaced by the Omicron variant, our focus on value names with more cyclical and value attributes paid off. Our avoidance of many technology companies was beneficial as they experienced a broad derating. We are selectively focused on companies that benefit from higher long and short rates; companies with sufficient pricing power to pass along higher inputs costs to customers; companies with reasonably valued and sustainable growth; and companies set to benefit from the reopening trade.

Accordingly, the Fund’s Long/Short Equity sleeve offered positive returns for the period, garnering contributions from several sectors, chiefly energy, materials and real estate. In addition, our short position hedges on the S&P 500 Index offered positive returns in the wake of equity market declines for the period. Conversely, our long positions in the financials, industrials and information technology sectors detracted from results for the period.

As of April 30, 2022, the long/short portion of the portfolio had a delta-adjusted net long position of approximately 46%, which represents a reduction from the previous period.

One key conviction has been our cautious view on duration and its equity derivatives. This translates into a bias toward shorter-duration, more-profitable businesses versus those with less support from earnings, cash flow and tangible assets or book value. We have been wary of stocks where the bulk of their value depends on assumptions about growth in the far future. This sheltered the Fund from some of the most egregious stock disappointments of the past quarter and year.

Equally important has been our preference for services over goods as the world emerges from the pandemic. This implies a robust recovery in travel and entertainment along with a return to the office. Both producers and retailers of goods will struggle in real terms (volume rather than price) well into 2023. We think the pandemic pulled forward years of demand across industries and this will take time to digest.

During the semiannual period, we modestly increased our international exposure by adding high-quality cyclical equities in Europe and select financial equities in Latin America. We have continued to avoid exposure to Chinese equities despite declining valuations as we still do not believe investors are appropriately rewarded for the heightened political and cyclical risks

Dynamic Income Strategy

Preferred Securities. The Fund’s preferred securities modestly outperformed the ICE United States All Capital Securities Index during the period. Security selection among both banks and REITs contributed positively to returns, while security selection among insurance companies weighed on performance. In part, the flattening yield curve raises concerns that net interest income for banks will be under pressure in coming quarters, though we have not seen this pressure emerge to date.

10   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

High Yield. The Fund’s high yield securities outperformed comparative general market indexes for the quarter. Security selection within several sectors supported returns, most notably in the communications and consumer non-cyclical sectors. The Fund’s underweight to energy and security selection among basic industrial companies were performance headwinds. Inflation measures reported price increases across a wide range of goods and services. The Producer Price Index (PPI), a measure of the price change in goods as they leave their place of production, grew to 11% annualized in April. PPI sometimes serves as a leading indicator for consumer prices as producers pass along higher cost of raw materials to consumers in future months.

Leverage

Given financial market declines experienced during the period, our use of leverage was not accretive to performance both on an absolute and relative basis. However, leverage can offer positive reinvestment dynamics over time and has historically been beneficial to the returns of our closed-end funds.

How is the Fund positioned?

Long/Short Equity Strategy

Net equity exposure (delta-adjusted) concluded the semiannual period at 48% versus 62% at the end of October 2021. The Fund leaned modestly into equity risk through March as markets became unsettled by higher interest rates and the outbreak of war in Ukraine.

The Fund favors names perceived as more cyclical with recovery potential in the coming year. Industrials and transports comprise the broadest exposure for the long book, followed by financials. The recent recovery in leisure air travel should be followed by a slower-but-sustained increase in corporate and international travel later this year and into 2023. Airlines are restrained for capacity expansion due to shortages of labor and planes; the pricing environment should remain firm for the foreseeable future.

While we reduced our exposure to energy after the Putin shock, the long-term drivers supporting the industry remain firmly in place. Producers maintain a disciplined approach to capital spending while oil field services bottlenecks, cost inflation and ESG considerations are limiting the ability to respond to higher prices.

Technology has been a minefield of stock disasters as investors debate both fundamental risks and the price multiple that these businesses should be valued at. Many were “stay at home” beneficiaries in 2020, and as the world recovers from Covid, the piper is being paid. Amazon estimates that about two years of forecast sales were pulled into 15 months during Covid. Investors over-extrapolated the Covid benefit and will inevitably misconstrue the air pocket in demand as well.

The Fund is underweight the non-US economies. Within its US holdings, the Fund maintains a bias toward those with a higher percentage of domestic revenue. Exposure to non-US companies was reduced from 20.4% at the end of October 2021 to 15.0% at the end of April 2022. This position is concentrated selectively in UK banks, European travel and Brazilian banks.

We are still cautious on China where lockdowns under its zero-Covid policy are disrupting economic activity and sowing unrest. Chinese economic growth was already at risk from its real estate bubble and shifts in global supply chains.

Investment Team Discussion

Investment Team Discussion

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   11

Dynamic Income Strategy

In preferreds, our highest allocation was in the financials sector, specifically banks. In high yield, industrial securities represented our largest allocation, with consumer non-cyclical positions representing the largest component.

Our dynamic income investment philosophy focuses on being well compensated for the risks taken. Credit spreads have widened significantly with the reset in risk asset valuations. That said, fundamentals are quite strong, with leverage measures returning to pre-COVID levels and interest coverage at all-time highs.

From a credit-quality perspective, the Fund is positioned with a relative underweight in the BB and CCC categories, with a corresponding overweight in B-rated and out-of-benchmark BBB-rated issuers. We continue to find value in out-of-benchmark positions in both leveraged loans and investment-grade credit.

From a sector perspective, the portfolio holds overweight positions in insurance and consumer non-cyclicals. Underweights include energy and consumer cyclicals. Over the course of recent months, notable sector changes to the portfolio included:

Capital Goods. The allocation to the capital goods sector was increased, notably in the building materials industry.

Consumer Non-Cyclical. The allocation to the consumer non-cyclical sector was reduced, primarily by reducing our position in the consumer products industry.

Please discuss the Fund’s distributions during the annual period.

Within this Fund, we employ a managed distribution policy with the goal of providing shareholders a consistent distribution stream.

The monthly per share distribution rate at the end of the period was $0.1400, up from $0.1100 at inception in November 2019 and representing a 27% increase. As of April 30, 2022, the annualized distribution rate was 9.07% on market price. We believe that the Fund’s distribution rate and level both remain attractive. While interest rates rose sharply during the six-month period with the yield on the 10-year Treasury rising from 1.55% to 2.89%, rates remain modest in absolute terms historically, and negative in real terms (below the rate of inflation). As of April 30, 2022, the dividend yield on the S&P 500 Index stood at 1.56%. The Fund’s 9.07% yield compares favorably to both fixed income and equity alternatives.

The Fund had no return of capital associated with distributions in 2021, nor are there any estimated return of capital components in distributions paid in fiscal year 2022 through April 30, 2022.

Please discuss how the Fund uses Leverage.

As the financial markets continue to recover, we believe the environment is conducive to the prudent use of leverage as a means of enhancing total return and supporting the Fund’s distribution rate. With low current borrowing costs, our use of leverage may offer a favorable reinvestment dynamic as markets recover. As of April 30, 2022, the amount of leverage employed was approximately 23.3% of Fund assets.

12   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Investment Team Discussion

What are your closing thoughts for Fund shareholders?

Decelerating economic activity while the Fed is stepping on the brake rather than the accelerator is a new experience for investors. This mix of moderating growth and fading Fed largesse has not been witnessed in decades. It is the clearest reason to assume the character of further equity gains is changing.

There is no longer a proverbial “Fed put” under asset prices. In the “deflationary” era, the logic of this backstop was that declining asset prices could stall the economic engine. When inflation is the new norm, a decline in financial prices is no longer something to be feared. It may be viewed by policymakers as part of the solution.

The possibility that supply shortages and especially labor shortages have ended the deflationary era points to a very different cycle. Global demographics, immigration politics and the reversal of globalization have coalesced into less elasticity in the supply of labor and products today than at any time in the last 30 years. If we believe that inflation is no longer transitory, the Fed put is dead and buried.

This new focus on inflation rather than deflation is momentous for policymakers. Unemployment affects a small and concentrated part of society, yet inflation effects everyone and is regarded as a form of regressive taxation. This explains why public approval of President Biden has deteriorated broadly despite an economy that is performing exceptionally well.

The Fed minutes of the December FOMC meeting revealed a dramatic confession — the coming rate cycle would be more rapid, more extended, and more typical of the pre-2008 era. Whether this should be judged as a confession of recklessness is something that future monetary historians will decide. The critical point is that investors can see a reduction of the assets held on the Fed’s balance sheet while rates are moving higher.

The obvious question for equity investors is how high can yields rise before they are perceived as a problem for economic growth? We are not ready to call what that number is because it will be a function of several factors including inflation exactions and nominal GDP growth. What we do know is that in a rising rate environment valuations of long duration equities will remain under pressure.

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (31.7%)
Airlines (0.5%)
305,311	Air Canada Pass Through Trust Series 2015-1, Class B* 3.875%, 09/15/24	$301,992
48,667	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	48,138
198,544	Alaska Airlines Pass Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	198,883
125,601	Alaska Airlines Pass Through Trust Series 2020-1, Class B*µ 8.000%, 02/15/27	133,062
224,000	American Airlines Pass Through Trust Series 2021-1, Class B 3.950%, 01/11/32	199,479
	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.*
144,000	5.500%, 04/20/26	142,809
48,000	5.750%, 04/20/29	46,341
214,729	British Airways Pass Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	198,324
164,802	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	177,638
114,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	120,451
145,877	United Airlines Pass Through Trust Series 2014-2, Class B~ 4.625%, 03/03/24	145,947
99,435	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	91,415
		1,804,479

Communication Services (2.1%)
225,000	Altice France SA/France* 5.500%, 10/15/29	193,907
225,000	APi Escrow Corp.* 4.750%, 10/15/29	205,783
335,000	Arrow Bidco, LLC*~ 9.500%, 03/15/24	340,457
144,000	Beasley Mezzanine Holdings, LLC*^ 8.625%, 02/01/26	134,657
68,000	Cincinnati Bell Telephone Company, LLC 6.300%, 12/01/28	67,226
285,000	Consolidated Communications, Inc.* 6.500%, 10/01/28	248,577
	CSC Holdings, LLC*
285,000	5.375%, 02/01/28	264,232
200,000	5.750%, 01/15/30	166,170
200,000	4.625%, 12/01/30	153,242

PRINCIPAL AMOUNT		VALUE
254,000	Cumulus Media New Holdings, Inc.*^ 6.750%, 07/01/26	$253,919
	Diamond Sports Group, LLC / Diamond Sports Finance Company*
150,000	6.625%, 08/15/27	31,628
115,000	5.375%, 08/15/26	42,168
354,000	DIRECTV Holdings, LLC / DIRECTV Financing Company, Inc.* 5.875%, 08/15/27	334,088
183,000	Embarq Corp. 7.995%, 06/01/36	165,011
	Entercom Media Corp.*^
96,000	6.750%, 03/31/29	82,978
91,000	6.500%, 05/01/27	78,371
195,000	Frontier California, Inc. 6.750%, 05/15/27	195,006
123,000	Frontier Communications Holdings, LLC* 5.000%, 05/01/28	112,415
202,000	Frontier Florida, LLC@ 6.860%, 02/01/28	201,737
280,000	Frontier North, Inc.~@ 6.730%, 02/15/28	280,106
165,000	Go Daddy Operating Company, LLC / GD Finance Company, Inc.* 3.500%, 03/01/29	146,735
145,000	Intelsat Jackson Holdings, SA* 9.750%, 07/15/25	—
260,000	LCPR Senior Secured Financing DAC*~ 6.750%, 10/15/27	258,853
120,395	Ligado Networks, LLC* 15.500%, 11/01/23	91,824
	Lumen Technologies, Inc.
385,000	4.000%, 02/15/27*~	342,804
198,000	7.600%, 09/15/39	173,189
92,000	4.500%, 01/15/29*	72,906
95,000	Match Group Holdings II, LLC* 3.625%, 10/01/31	79,427
165,000	Midas OpCo Holdings, LLC* 5.625%, 08/15/29	145,702
500,000	Netflix, Inc.*~^ 4.875%, 06/15/30	489,405
490,000	Paramount Global‡ 6.375%, 03/30/62	475,922
365,000	Rogers Communications, Inc.*‡ 5.250%, 03/15/82	347,706
	Scripps Escrow II, Inc.*
95,000	3.875%, 01/15/29	84,503
48,000	5.375%, 01/15/31	42,914
395,000	Scripps Escrow, Inc.*~ 5.875%, 07/15/27	378,145
	Sirius XM Radio, Inc.*
140,000	4.000%, 07/15/28	126,697
90,000	3.125%, 09/01/26	82,972
48,000	3.875%, 09/01/31	40,657

Schedule of Investments April 30, 2022 (Unaudited)

14 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
100,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	$98,583
480,000	Sprint Corp.~ 7.125%, 06/15/24	505,478
95,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	64,706
175,000	United States Cellular Corp.~ 6.700%, 12/15/33	180,334
395,000	Vodafone Group, PLC~‡ 7.000%, 04/04/79 U.S. 5 yr Swap + 4.87%	418,854
		8,199,994

Consumer Discretionary (3.2%)
	American Axle & Manufacturing, Inc.^
201,000	6.875%, 07/01/28	189,585
19,000	5.000%, 10/01/29	16,398
	Ashton Woods USA, LLC / Ashton Woods Finance Company*
194,000	6.625%, 01/15/28	189,043
119,000	4.625%, 08/01/29	100,252
48,000	4.625%, 04/01/30	39,401
	At Home Group, Inc.*
130,000	4.875%, 07/15/28	107,614
97,000	7.125%, 07/15/29	72,515
56,000	Avis Budget Car Rental, LLC / Avis Budget Finance, Inc.*^ 5.375%, 03/01/29	53,361
	Bath & Body Works, Inc.
254,000	6.694%, 01/15/27	264,107
235,000	6.875%, 11/01/35	230,164
	Caesars Entertainment, Inc.*
118,000	4.625%, 10/15/29	102,005
93,000	8.125%, 07/01/27	97,269
93,000	6.250%, 07/01/25	94,124
	Carnival Corp.*
98,000	10.500%, 02/01/26	107,894
48,000	7.625%, 03/01/26	47,046
230,000	Carriage Services, Inc.* 4.250%, 05/15/29	202,340
145,000	Carvana Company*^ 5.625%, 10/01/25	125,982
	CCO Holdings, LLC / CCO Holdings Capital Corp.*
750,000	4.750%, 03/01/30~	670,688
250,000	4.500%, 08/15/30	218,853
186,000	4.250%, 02/01/31	157,151
96,000	4.750%, 02/01/32	83,206
70,000	4.250%, 01/15/34	55,727
96,000	CDI Escrow Issuer, Inc.* 5.750%, 04/01/30	92,591
	Century Communities, Inc.
475,000	6.750%, 06/01/27~	480,334
45,000	3.875%, 08/15/29*	37,981

PRINCIPAL AMOUNT		VALUE
	Dana, Inc.
155,000	4.250%, 09/01/30^	$133,398
95,000	4.500%, 02/15/32	78,724
	DISH DBS Corp.
347,000	7.750%, 07/01/26~	331,829
230,000	5.250%, 12/01/26*	211,798
120,000	7.375%, 07/01/28	106,013
200,000	Empire Resorts, Inc.* 7.750%, 11/01/26	194,158
204,000	Everi Holdings, Inc.* 5.000%, 07/15/29	185,126
	Ford Motor Credit Company, LLC
715,000	4.134%, 08/04/25~	693,536
300,000	4.000%, 11/13/30~	260,769
200,000	4.389%, 01/08/26	193,100
	Gap, Inc.*
71,000	3.875%, 10/01/31	56,928
9,000	3.625%, 10/01/29^	7,334
	General Motors Financial Company, Inc.~‡
395,000	6.500%, 05/01/34 3 mo. USD LIBOR + 3.44%	384,094
385,000	5.700%, 05/01/34^ 5 year CMT + 5.00%	378,170
	goeasy, Ltd.*
325,000	5.375%, 12/01/24~	318,952
177,000	4.375%, 05/01/26	165,900
144,000	Goodyear Tire & Rubber Company 5.000%, 07/15/29	127,692
91,000	Group 1 Automotive, Inc.* 4.000%, 08/15/28	82,015
354,000	Guitar Center, Inc.*& 8.500%, 01/15/26	355,225
	Liberty Interactive, LLC^
190,000	8.250%, 02/01/30	166,934
85,000	8.500%, 07/15/29	77,323
	Life Time, Inc.*
144,000	8.000%, 04/15/26^	140,820
100,000	5.750%, 01/15/26	97,233
123,000	Lindblad Expeditions, LLC* 6.750%, 02/15/27	121,164
	M/I Homes, Inc.
125,000	3.950%, 02/15/30	103,829
65,000	4.950%, 02/01/28	59,957
	Macy’s Retail Holdings, LLC*
200,000	6.700%, 07/15/34	199,312
120,000	5.875%, 03/15/30^	112,800
225,000	Mclaren Finance, PLC*^ 7.500%, 08/01/26	218,144
242,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.* 4.875%, 05/01/29	214,211
254,000	Mohegan Gaming & Entertainment* 8.000%, 02/01/26	224,640

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 15

PRINCIPAL AMOUNT		VALUE
	Nordstrom, Inc.
90,000	5.000%, 01/15/44^	$73,967
86,000	4.250%, 08/01/31	73,674
96,000	Papa John’s International, Inc.*^ 3.875%, 09/15/29	85,128
215,000	Penn National Gaming, Inc.*^ 4.125%, 07/01/29	182,679
265,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.* 5.625%, 09/01/29	212,625
473,000	Rite Aid Corp.*~^ 8.000%, 11/15/26	397,746
270,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed* 4.625%, 03/01/29	243,778
212,000	Sonic Automotive, Inc.* 4.625%, 11/15/29	181,260
505,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.*~ 4.875%, 11/01/27	482,184
270,000	Taylor Morrison Communities, Inc.*~ 5.750%, 01/15/28	265,418
48,000	Thor Industries, Inc.* 4.000%, 10/15/29	40,618
50,000	Viking Cruises, Ltd.* 13.000%, 05/15/25	54,812
220,000	Vista Outdoor, Inc.* 4.500%, 03/15/29	197,795
280,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	253,338
47,000	Williams Scotsman International, Inc.* 4.625%, 08/15/28	44,584
		12,626,365

Consumer Staples (0.7%)
218,000	Central Garden & Pet Company* 4.125%, 04/30/31	187,574
258,000	Edgewell Personal Care Company* 4.125%, 04/01/29	230,221
	Energizer Holdings, Inc.*
263,000	4.375%, 03/31/29	219,182
48,000	6.500%, 12/31/27	46,153
280,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.* 5.500%, 01/15/30	277,836
	Kraft Heinz Foods Company
95,000	4.375%, 06/01/46	83,321
48,000	3.875%, 05/15/27	47,021
395,000	Land O’ Lakes, Inc.*~ 7.000%, 05/01/66	403,283

PRINCIPAL AMOUNT		VALUE
191,000	Performance Food Group, Inc.* 4.250%, 08/01/29	$170,137
250,000	Petsmart, Inc. / PetSmart Finance Corp.* 4.750%, 02/15/28	232,797
	Post Holdings, Inc.*
135,000	4.625%, 04/15/30^	115,588
47,000	5.500%, 12/15/29	42,903
182,000	Prestige Brands, Inc.* 3.750%, 04/01/31	154,731
210,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	210,924
293,000	Vector Group, Ltd.* 5.750%, 02/01/29	258,637
		2,680,308

Energy (2.2%)
	Antero Resources Corp.*
59,000	7.625%, 02/01/29	62,542
48,000	5.375%, 03/01/30	47,017
192,000	Apache Corp. 5.100%, 09/01/40	174,000
	Buckeye Partners, LP
460,000	5.850%, 11/15/43~	364,251
205,000	3.950%, 12/01/26	193,776
138,000	ChampionX Corp. 6.375%, 05/01/26	139,590
	Cheniere Energy Partners, LP
96,000	3.250%, 01/31/32*	82,137
50,000	4.000%, 03/01/31^	45,321
96,000	Cheniere Energy, Inc. 4.625%, 10/15/28	93,361
94,000	Chesapeake Energy Corp.* 6.750%, 04/15/29	94,733
475,000	DCP Midstream Operating, LP*~‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	431,381
100,000	DT Midstream, Inc.* 4.125%, 06/15/29	91,107
144,000	Earthstone Energy Holdings* 8.000%, 04/15/27	143,686
620,000	Enbridge, Inc.‡ 5.750%, 07/15/80 5 year CMT + 5.31%	619,777
560,000	Energy Transfer, LP~‡ 6.500%, 05/01/34 5 year CMT + 5.69	534,072
	EnLink Midstream Partners, LP
835,000	6.000%, 05/01/34~‡ 3 mo. USD LIBOR + 4.11%	616,146
205,000	4.850%, 07/15/26	200,582
75,000	EQT Corp. 6.625%, 02/01/25	78,174

Schedule of Investments April 30, 2022 (Unaudited)

16 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
210,000	Gulfport Energy Operating Corp.* 8.000%, 05/17/26	$216,588
96,000	Hilcorp Energy I, LP* 6.000%, 04/15/30	94,740
144,000	Howard Midstream Energy Partners, LLC* 6.750%, 01/15/27	139,617
	Laredo Petroleum, Inc.
153,000	10.125%, 01/15/28	161,568
50,000	7.750%, 07/31/29*	49,209
46,000	9.500%, 01/15/25	47,505
210,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	210,525
425,000	MPLX, LP~‡ 6.875%, 05/01/22 3 mo. USD LIBOR + 4.65%	419,025
96,000	Murphy Oil Corp. 6.375%, 07/15/28	97,794
	New Fortress Energy, Inc.*
180,000	6.750%, 09/15/25	177,268
96,000	6.500%, 09/30/26	93,014
	Occidental Petroleum Corp.
683,000	4.300%, 08/15/39	583,111
94,000	5.875%, 09/01/25	96,644
169,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	167,090
200,000	Parkland Corp.* 5.875%, 07/15/27	193,900
790,000	Plains All American Pipeline, LP~‡ 6.125%, 05/01/34 3 mo. USD LIBOR + 4.11%	665,235
220,000	Rockcliff Energy II, LLC* 5.500%, 10/15/29	214,889
	Southwestern Energy Company
95,000	5.375%, 03/15/30	93,966
48,000	4.750%, 02/01/32	45,450
48,000	Sunoco, LP / Sunoco Finance Corp.* 4.500%, 04/30/30	43,353
	Venture Global Calcasieu Pass, LLC*
45,000	4.125%, 08/15/31	41,113
45,000	3.875%, 08/15/29	41,197
280,000	Viper Energy Partners, LP* 5.375%, 11/01/27	280,182
290,000	W&T Offshore, Inc.* 9.750%, 11/01/23	288,678
	Weatherford International, Ltd.*
201,000	6.500%, 09/15/28	203,145
100,000	8.625%, 04/30/30	99,236
		8,775,695

PRINCIPAL AMOUNT		VALUE

Financials (14.9%)
	Acrisure, LLC / Acrisure Finance, Inc.*
283,000	6.000%, 08/01/29	$247,503
251,000	7.000%, 11/15/25	244,118
286,000	Aethon United BR, LP / Aethon United Finance Corp.* 8.250%, 02/15/26	295,887
311,000	AG Issuer, LLC* 6.250%, 03/01/28	305,865
	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer*
875,000	6.750%, 10/15/27~	829,071
50,000	4.250%, 10/15/27	46,185
45,000	5.875%, 11/01/29	41,885
2,171,000	Ally Financial, Inc.~‡ 4.700%, 05/01/34 7 year CMT + 3.48%	1,878,537
742,000	American Express Company~^‡ 3.550%, 05/01/34 5 year CMT + 2.85	639,552
220,000	American Finance Trust, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	187,618
685,000	American International Group, Inc.~‡ 5.750%, 04/01/48 3 mo. USD LIBOR + 2.87%	667,834
379,000	AmWINS Group, Inc.*~ 4.875%, 06/30/29	347,001
930,000	Ares Finance Company III, LLC*~‡ 4.125%, 06/30/51 5 year CMT + 3.24	868,108
710,000	AssuredPartners, Inc.*~ 7.000%, 08/15/25	700,734
208,000	Aviation Capital Group, LLC* 3.500%, 11/01/27	191,289
835,000	AXIS Specialty Finance, LLC~‡ 4.900%, 01/15/40 5 year CMT + 3.19	779,648
	Bank of America Corp.µ
1,100,000	4.375%, 05/01/34‡	978,483
181,000	6.125%, 05/01/34	180,864
405,000	Bank of Montreal^‡ 4.800%, 05/01/34 5 year CMT + 2.98%	390,238
	Bank of New York Mellon Corp.µ‡
985,000	4.700%, 05/01/34 5 year CMT + 4.36%	987,591
971,000	3.750%, 05/01/34~ 5 year CMT + 2.63	867,181
	Bank of Nova Scotiaµ‡
670,000	3.625%, 10/27/81 5 year CMT + 2.613%	527,076

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 17

PRINCIPAL AMOUNT		VALUE
605,000	4.900%, 05/01/34 5 year CMT + 4.55%	$594,328
620,000	Barclays, PLC~‡ 4.375%, 05/01/34 5 year CMT + 3.41	518,177
810,000	BP Capital Markets, PLC‡ 4.875%, 05/01/34 5 year CMT + 4.40%	780,224
375,000	BroadStreet Partners, Inc.*~ 5.875%, 04/15/29	326,741
	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco LLC*
385,000	4.500%, 04/01/27~	349,226
231,000	5.750%, 05/15/26	224,463
200,000	Burford Capital Global Financial Company* 6.875%, 04/15/30	194,956
1,770,000	Capital One Financial Corp.~^‡ 3.950%, 05/01/34 5 year CMT + 3.16	1,538,130
	Charles Schwab Corp.‡
895,000	4.000%, 05/01/34 5 year CMT + 3.17	816,437
433,000	4.000%, 05/01/34^ 10 year CMT + 3.08%	367,409
400,000	5.375%, 05/01/34~ 5 year CMT + 4.97%	404,764
	Citigroup, Inc.~‡
2,595,000	3.875%, 05/01/34 5 year CMT + 3.42	2,364,538
445,000	4.000%, 05/01/34 5 year CMT + 3.60%	406,521
1,115,000	Citizens Financial Group, Inc.~‡ 4.000%, 05/01/34 5 year CMT + 3.22	995,405
	Credit Acceptance Corp.
475,000	6.625%, 03/15/26^	481,355
161,000	5.125%, 12/31/24*	159,099
565,000	Credit Suisse Group, AG*~‡ 7.500%, 12/29/49 U.S. 5 yr Swap + 4.60%	567,571
	Discover Financial Services~‡
660,000	6.125%, 05/01/34 5 year CMT + 5.78%	673,992
425,000	5.500%, 05/01/34 3 mo. USD LIBOR + 3.08%	384,081
200,000	Enact Holdings, Inc.* 6.500%, 08/15/25	199,418
1,500,000	Fifth Third Bancorp~^‡ 4.500%, 05/01/34 5 year CMT + 4.22%	1,462,170

PRINCIPAL AMOUNT		VALUE
275,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	$247,665
	Goldman Sachs Group, Inc.~‡
1,435,000	4.400%, 05/01/34 5 year CMT + 2.85%	1,342,859
1,375,000	3.800%, 05/01/34 5 year CMT + 2.97	1,208,735
442,000	4.125%, 05/01/34 5 year CMT + 2.95	397,389
427,000	Greystar Real Estate Partners, LLC*~ 5.750%, 12/01/25	429,733
	HSBC Holdings, PLCµ‡
400,000	6.375%, 12/29/49 U.S. 5 yr Swap + 4.37%	403,236
250,000	4.000%, 05/01/34^ 5 year CMT + 3.22	226,807
	HUB International, Ltd.*
410,000	7.000%, 05/01/26~	406,712
276,000	5.625%, 12/01/29^	253,545
	Huntington Bancshares, Inc.‡^
940,000	4.450%, 05/01/34~ 7 year CMT + 4.05%	903,575
375,000	5.625%, 05/01/34 10 year CMT + 4.95%	377,310
	Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
245,000	5.250%, 05/15/27	229,266
144,000	4.375%, 02/01/29	124,785
510,000	ILFC E-Capital Trust II*~‡ 4.300%, 12/21/65 3 mo. USD LIBOR + 1.80%	414,084
	ING Groep, NV‡
800,000	4.250%, 05/01/34~ 5 year CMT + 2.86	632,328
200,000	3.875%, 05/01/34 5 year CMT + 2.86	162,576
485,000	Iron Mountain, Inc.*~ 5.250%, 03/15/28	464,116
525,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.*~ 5.000%, 08/15/28	479,094
3,050,000	JPMorgan Chase & Companyµ^‡ 3.650%, 05/01/34 5 year CMT + 2.85	2,724,748
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.*
379,000	5.250%, 10/01/25~	372,947
95,000	4.750%, 06/15/29	85,532
265,000	LD Holdings Group, LLC* 6.125%, 04/01/28	200,417
	Level 3 Financing, Inc.*
200,000	4.250%, 07/01/28	169,554
93,000	3.875%, 11/15/29	82,271

Schedule of Investments April 30, 2022 (Unaudited)

18 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
870,000	Liberty Mutual Group, Inc.*~‡ 4.125%, 12/15/51 5 year CMT + 3.32	$794,997
575,000	Lloyds Banking Group, PLC~‡ 7.500%, 04/30/49 U.S. 5 yr Swap + 4.76%	585,925
139,000	LPL Holdings, Inc.* 4.000%, 03/15/29	126,804
670,000	Markel Corp.~‡ 6.000%, 05/01/34 5 year CMT + 5.66%	685,866
	MetLife, Inc.
1,205,000	6.400%, 12/15/66	1,253,983
605,000	3.850%, 05/01/34^‡ 5 year CMT + 3.58%	577,799
380,000	Nationwide Financial Services, Inc.~ 6.750%, 05/15/87	411,665
	Navient Corp.
422,000	5.000%, 03/15/27~	384,957
220,000	4.875%, 03/15/28^	193,609
	Nordea Bank Abp*µ‡
900,000	3.750%, 05/01/66^ 5 year CMT + 2.60	737,325
580,000	6.625%, 05/01/66 5 year CMT + 4.11%	592,708
130,000	OneMain Finance Corp. 3.875%, 09/15/28	110,573
98,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer* 5.875%, 10/01/28	95,162
1,283,000	PartnerRe Finance B, LLC~‡ 4.500%, 10/01/50 5 year CMT + 3.82%	1,187,096
295,000	PHH Mortgage Corp.* 7.875%, 03/15/26	265,810
	PNC Financial Services Group, Inc.µ‡
885,000	3.400%, 05/01/34 5 year CMT + 2.60	765,029
196,000	6.000%, 05/01/34 5 year CMT + 3.00%	195,765
376,000	Prudential Financial, Inc.~‡ 3.700%, 10/01/50 5 year CMT + 3.04%	330,384
785,000	QBE Insurance Group, Ltd.*~^‡ 5.875%, 05/01/66 5 year CMT + 5.51%	790,236
220,000	RHP Hotel Properties, LP / RHP Finance Corp.* 4.500%, 02/15/29	200,119
	RLJ Lodging Trust, LP*
144,000	3.750%, 07/01/26	134,307
72,000	4.000%, 09/15/29	64,357

PRINCIPAL AMOUNT		VALUE
	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.*
85,000	3.875%, 03/01/31	$71,831
85,000	3.625%, 03/01/29	72,846
45,000	2.875%, 10/15/26	39,896
1,362,000	State Street Corp.~^‡ 5.625%, 05/01/34 3 mo. USD LIBOR + 2.54%	1,319,996
199,000	StoneX Group, Inc.* 8.625%, 06/15/25	208,192
	SVB Financial Group~‡
918,000	4.000%, 05/01/34 5 year CMT + 3.20	801,304
651,000	4.100%, 05/01/34 10 year CMT + 3.06%	525,051
367,000	4.250%, 05/01/34 5 year CMT + 3.07	318,398
	Truist Financial Corp.µ‡
835,000	4.800%, 05/01/34^ 5 year CMT + 3.00%	801,533
375,000	4.950%, 05/01/34 5 year CMT + 4.61%	374,182
	UBS Group, AG*‡
575,000	7.000%, 05/01/66~ U.S. 5 yr Swap + 4.34%	586,161
400,000	4.875%, 05/01/66 5 year CMT + 3.40	367,120
	United Wholesale Mortgage, LLC*
221,000	5.500%, 04/15/29	184,179
90,000	5.750%, 06/15/27	78,381
90,000	Uniti Group, LP / Uniti Group Finance, Inc. / CSL Capital, LLC* 6.500%, 02/15/29	77,732
545,000	US Bancorpµ‡ 3.700%, 05/01/34 5 year CMT + 2.54	470,455
210,000	VZ Secured Financing, BV* 5.000%, 01/15/32	183,771
3,450,000	Wells Fargo & Company~‡ 3.900%, 05/01/34 5 year CMT + 3.45%	3,164,823
	XHR, LP*
208,000	6.375%, 08/15/25	211,107
96,000	4.875%, 06/01/29	88,737
		58,780,728

Health Care (1.5%)
96,000	Acadia Healthcare Company, Inc.* 5.000%, 04/15/29	91,183
90,000	Bausch Health Americas, Inc.* 9.250%, 04/01/26	89,384
	Bausch Health Companies, Inc.*
640,000	5.000%, 01/30/28~	473,703
365,000	7.250%, 05/30/29	276,261
72,000	6.125%, 02/01/27	69,325

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 19

PRINCIPAL AMOUNT		VALUE
96,000	Charles River Laboratories International, Inc.* 3.750%, 03/15/29	$87,334
24,000	CHS/Community Health Systems, Inc.* 5.250%, 05/15/30	21,085
	CHS/Community Health Systems, Inc.*
610,000	8.000%, 03/15/26~	631,759
377,000	6.125%, 04/01/30~^	310,373
108,000	6.875%, 04/15/29^	94,878
	DaVita, Inc.*
284,000	4.625%, 06/01/30	247,884
222,000	3.750%, 02/15/31	181,183
	Embecta Corp.*
144,000	5.000%, 02/15/30	130,631
48,000	6.750%, 02/15/30	46,613
	Encompass Health Corp.
100,000	4.750%, 02/01/30	90,577
100,000	4.500%, 02/01/28	92,205
200,000	Jazz Securities DAC* 4.375%, 01/15/29	185,366
	Mozart Debt Merger Sub, Inc.*
233,000	5.250%, 10/01/29^	202,859
230,000	3.875%, 04/01/29	201,289
	Organon & Company / Organon Foreign Debt Co-Issuer, BV*
350,000	5.125%, 04/30/31~	316,932
200,000	4.125%, 04/30/28	186,188
	Tenet Healthcare Corp.~
835,000	6.875%, 11/15/31	866,471
480,000	5.125%, 11/01/27*	468,840
	Teva Pharmaceutical Finance Netherlands III, BV
200,000	7.125%, 01/31/25	203,458
200,000	4.750%, 05/09/27	184,722
90,000	3.150%, 10/01/26	77,906
		5,828,409

Industrials (3.3%)
190,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	199,454
220,000	ACCO Brands Corp.* 4.250%, 03/15/29	192,449
800,000	AerCap Holdings, NV^‡ 5.875%, 10/10/79 5 year CMT + 4.54	759,304
	Air Lease Corp.~‡
885,000	4.125%, 05/01/34 5 year CMT + 3.15	745,798
560,000	4.650%, 05/01/34 5 year CMT + 4.08	506,083

PRINCIPAL AMOUNT		VALUE
	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC*
540,000	4.625%, 01/15/27	$506,212
95,000	3.500%, 03/15/29	80,076
50,000	Allison Transmission, Inc.* 3.750%, 01/30/31	43,316
50,000	American Airlines Group, Inc.*^ 3.750%, 03/01/25	44,990
108,000	Arcosa, Inc.* 4.375%, 04/15/29	98,794
940,000	ARD Finance, SA*~ 6.500%, 06/30/27 7.250% PIK rate	797,722
199,000	Beacon Roofing Supply, Inc.* 4.125%, 05/15/29	175,363
191,000	BWX Technologies, Inc.* 4.125%, 04/15/29	176,574
48,000	Catalent Pharma Solutions, Inc.* 3.500%, 04/01/30	41,890
47,000	Delta Air Lines, Inc. 7.375%, 01/15/26	50,111
	Delta Air Lines, Inc. / SkyMiles IP, Ltd.*
48,000	4.750%, 10/20/28	47,570
24,000	4.500%, 10/20/25µ	23,921
200,000	Deluxe Corp.* 8.000%, 06/01/29	191,896
96,000	Dun & Bradstreet Corp.* 5.000%, 12/15/29	89,403
143,000	Eco Material Technologies, Inc.* 7.875%, 01/31/27	138,498
230,000	Endurance International Group Holdings, Inc.* 6.000%, 02/15/29	186,332
85,000	EnerSys* 4.375%, 12/15/27	79,459
205,000	Fly Leasing, Ltd.* 7.000%, 10/15/24	183,110
96,000	GFL Environmental, Inc.* 3.750%, 08/01/25	92,061
108,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	97,542
88,000	Graphic Packaging International, LLC* 3.500%, 03/01/29	78,534
203,000	Great Lakes Dredge & Dock Corp.* 5.250%, 06/01/29	191,796
443,000	H&E Equipment Services, Inc.*~ 3.875%, 12/15/28	386,296
231,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.* 5.750%, 01/20/26	225,650

Schedule of Investments April 30, 2022 (Unaudited)

20 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
475,000	Herc Holdings, Inc.*~ 5.500%, 07/15/27	$465,766
220,000	IEA Energy Services, LLC* 6.625%, 08/15/29	203,397
290,000	JELD-WEN, Inc.* 4.625%, 12/15/25	274,775
90,000	KeHE Distributors, LLC / KeHE Finance Corp.* 8.625%, 10/15/26	95,390
213,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	193,947
96,000	MasTec, Inc.*^ 4.500%, 08/15/28	92,256
214,000	Meritor, Inc.* 4.500%, 12/15/28	213,994
107,000	Moog, Inc.* 4.250%, 12/15/27	100,593
255,000	Nationstar Mortgage Holdings, Inc.* 5.500%, 08/15/28	233,384
172,000	Novelis Corp.* 4.750%, 01/30/30	158,290
70,000	OI European Group, BV* 4.750%, 02/15/30	62,322
225,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC / Reynolds Gro* 4.000%, 10/15/27	196,884
165,000	Park-Ohio Industries, Inc.^ 6.625%, 04/15/27	125,761
285,000	Patrick Industries, Inc.* 4.750%, 05/01/29	244,202
235,000	Peninsula Pacific Entertainment, LLC / Peninsula Pacific Entertainment Finance In* 8.500%, 11/15/27	257,635
168,000	PGT Innovations, Inc.*^ 4.375%, 10/01/29	147,786
202,000	Picasso Finance Sub, Inc.* 6.125%, 06/15/25	206,137
111,000	QVC, Inc. 4.375%, 09/01/28	94,505
98,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	83,112
	Sinclair Television Group, Inc.*
141,000	4.125%, 12/01/30	117,422
100,000	5.500%, 03/01/30^	82,589
	Standard Industries, Inc.*
195,000	5.000%, 02/15/27	185,326
47,000	4.375%, 07/15/30^	39,337
315,000	Stanley Black & Decker, Inc.‡ 4.000%, 03/15/60 5 year CMT + 2.66%	303,610

PRINCIPAL AMOUNT		VALUE
450,000	Station Casinos, LLC*~ 4.500%, 02/15/28	$409,171
150,000	Stericycle, Inc.* 3.875%, 01/15/29	132,479
145,000	STL Holding Company, LLC* 7.500%, 02/15/26	138,533
	TransDigm, Inc.~
473,000	6.250%, 03/15/26*	474,012
405,000	7.500%, 03/15/27	409,694
96,000	Tronox, Inc.* 4.625%, 03/15/29	85,747
	United Rentals North America, Inc.
95,000	3.750%, 01/15/32	82,954
48,000	3.875%, 02/15/31^	42,563
187,000	Vertiv Group Corp.* 4.125%, 11/15/28	163,156
201,000	Wabash National Corp.* 4.500%, 10/15/28	168,432
325,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	289,201
	WESCO Distribution, Inc.*
93,000	7.125%, 06/15/25	96,639
45,000	7.250%, 06/15/28	46,819
		13,148,024

Information Technology (0.7%)
96,000	Booz Allen Hamilton, Inc.* 4.000%, 07/01/29	88,812
299,000	CommScope Technologies, LLC* 6.000%, 06/15/25	262,459
175,000	CommScope, Inc.* 4.750%, 09/01/29	146,881
108,000	Dell International, LLC / EMC Corp.^ 6.100%, 07/15/27	115,576
56,000	Fair Isaac Corp.* 4.000%, 06/15/28	51,235
207,000	II-VI, Inc.* 5.000%, 12/15/29	194,408
210,000	KBR, Inc.* 4.750%, 09/30/28	198,750
	MPH Acquisition Holdings, LLC*
210,000	5.750%, 11/01/28^	182,960
95,000	5.500%, 09/01/28	88,122
96,000	NCR Corp.* 5.125%, 04/15/29	91,010
113,000	Nielsen Finance, LLC / Nielsen Finance Company* 4.500%, 07/15/29	106,844
143,000	ON Semiconductor Corp.* 3.875%, 09/01/28	133,020
	Open Text Corp.*
129,000	3.875%, 02/15/28	117,740
72,000	3.875%, 12/01/29	64,080

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 21

PRINCIPAL AMOUNT		VALUE
72,000	Open Text Holdings, Inc.* 4.125%, 12/01/31	$62,580
96,000	Playtika Holding Corp.* 4.250%, 03/15/29	86,534
118,000	PTC, Inc.* 4.000%, 02/15/28	109,924
220,000	TTM Technologies, Inc.*^ 4.000%, 03/01/29	193,131
	Twilio, Inc.^
130,000	3.625%, 03/15/29	114,755
47,000	3.875%, 03/15/31	40,213
240,000	Viavi Solutions, Inc.* 3.750%, 10/01/29	216,036
220,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.* 3.875%, 02/01/29	194,819
		2,859,889

Materials (0.7%)
90,000	Allegheny Technologies, Inc.^ 5.875%, 12/01/27	87,152
150,000	ArcelorMittal, SA 7.000%, 10/15/39	163,497
46,000	Carpenter Technology Corp. 7.625%, 03/15/30	46,790
145,000	Chemours Company* 4.625%, 11/15/29	125,766
300,000	Clearwater Paper Corp.*~ 4.750%, 08/15/28	265,341
	Commercial Metals Company
96,000	4.125%, 01/15/30	87,506
48,000	4.375%, 03/15/32	42,981
250,000	Constellium, SE*^ 3.750%, 04/15/29	216,462
300,000	Freeport-McMoRan, Inc. - Class H~ 5.450%, 03/15/43	299,463
144,000	HB Fuller Company 4.250%, 10/15/28	129,637
	Kaiser Aluminum Corp.*
210,000	4.625%, 03/01/28	192,154
24,000	4.500%, 06/01/31	20,728
133,000	LSF11 A5 HoldCo, LLC* 6.625%, 10/15/29	118,792
201,000	Mercer International, Inc. 5.125%, 02/01/29	187,441
169,000	OCI, NV*µ 4.625%, 10/15/25	169,414
285,000	Owens-Brockway Glass Container, Inc.*^ 6.625%, 05/13/27	283,666
48,000	Sealed Air Corp.* 5.000%, 04/15/29	47,683

PRINCIPAL AMOUNT		VALUE
80,000	Silgan Holdings, Inc. 4.125%, 02/01/28	$74,979
96,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	84,708
200,000	Univar Solutions USA, Inc.* 5.125%, 12/01/27	193,484
97,000	Valvoline, Inc.* 3.625%, 06/15/31	78,873
		2,916,517

Real Estate (0.1%)
152,000	EPR Properties 3.750%, 08/15/29	135,646
	Forestar Group, Inc.*
139,000	5.000%, 03/01/28	125,592
97,000	3.850%, 05/15/26	87,606
211,000	MIWD Holdco II, LLC* 5.500%, 02/01/30	184,213
95,000	Service Properties Trust 5.250%, 02/15/26	85,239
		618,296

Special Purpose Acquisition Companies (0.1%)
	Fertitta Entertainment Company*
185,000	6.750%, 01/15/30	161,505
96,000	4.625%, 01/15/29	87,139
		248,644

Utilities (1.7%)
910,000	Algonquin Power & Utilities Corp.~‡ 4.750%, 01/18/82	831,722
200,000	CenterPoint Energy, Inc.‡ 6.125%, 05/01/34 3 mo. USD LIBOR + 3.27%	193,384
505,000	CMS Energy Corp.~‡ 4.750%, 06/01/50 5 year CMT + 4.12%	487,688
	Dominion Energy, Inc.~‡
695,000	4.650%, 05/01/34 5 year CMT + 2.99%	668,194
367,000	4.350%, 05/01/34 5 year CMT + 3.20	339,633
	Duke Energy Corp.~‡
900,000	4.875%, 05/01/34 5 year CMT + 3.39%	895,581
368,000	3.250%, 01/15/82 5 year CMT + 2.32	312,068
770,000	NextEra Energy Capital Holdings, Inc.~‡ 3.800%, 03/15/82 5 year CMT + 2.55	681,550
62,000	PPL Capital Funding, Inc.‡ 3.661%, 03/30/67 3 mo. USD LIBOR + 2.67%	54,647

Schedule of Investments April 30, 2022 (Unaudited)

22 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	Sempra Energy‡
375,000	4.875%, 05/01/34~ 5 year CMT + 4.55%	$369,754
240,000	4.125%, 04/01/52 5 year CMT + 2.87	213,768
	Southern Company‡
668,000	4.000%, 01/15/51~ 5 year CMT + 3.73%	631,754
280,000	3.750%, 09/15/51^ 5 year CMT + 2.92	252,610
	Vistra Corp.*‡
535,000	8.000%, 05/01/66~ 5 year CMT + 6.93	539,077
305,000	7.000%, 05/01/66 5 year CMT + 5.74	296,954
		6,768,384
	Total Corporate Bonds (Cost $135,910,647)	125,255,732

Convertible Bonds (0.1%)
Consumer Discretionary (0.1%)
248,000	DISH Network Corp.µ 2.375%, 03/15/24 (Cost $235,042)	229,911

Information Technology (0.0%)
145,000	Shift4 Payments, Inc.*µ 0.500%, 08/01/27	119,078
	Total Convertible Bonds (Cost $373,888)	348,989

Bank Loans (2.2%) ¡
Airlines (0.1%)
165,000	AAdvantage Loyalty IP, Ltd.‡ 5.813%, 04/20/28 3 mo. LIBOR + 4.75%	168,185
45,000	Mileage Plus Holdings, LLC‡ 6.250%, 06/21/27 3 mo. LIBOR + 5.25%	46,766
247,500	United Airlines, Inc.‡ 4.500%, 04/21/28 3 mo. LIBOR + 3.75%	246,066
		461,017

Communication Services (0.2%)
487,500	Clear Channel Outdoor Holdings, Inc.‡ 4.739%, 08/21/26 3 mo. LIBOR + 3.50%	476,609
281,444	DIRECTV Financing, LLC‡ 5.764%, 08/02/27 1 mo. LIBOR + 5.00%	280,624
125,000	Nexstar Broadcasting, Inc.‡ 2.955%, 09/18/26 1 mo. LIBOR + 2.50%	124,072
		881,305

PRINCIPAL AMOUNT		VALUE

Consumer Discretionary (0.3%)
64,382	Life Time Fitness, Inc.‡ 5.750%, 12/16/24 3 mo. LIBOR + 4.75%	$64,447
92,200	Penn National Gaming, Inc.! 0.000%, 04/20/29	91,898
336,600	Petco Health and Wellness Company, Inc.‡ 4.256%, 03/03/28 3 mo. LIBOR + 3.25%	333,865
317,438	PetSmart, Inc.‡ 4.989%, 02/11/28 3 mo. LIBOR + 3.75%	315,216
218,869	TKC Holdings, Inc.‡ 6.506%, 05/15/28 3 mo. LIBOR + 5.50%	217,478
316,575	WW International, Inc.‡ 4.264%, 04/13/28 1 mo. LIBOR + 3.50%	285,867
		1,308,771

Consumer Staples (0.0%)
79,039	United Natural Foods, Inc.‡ 4.014%, 10/22/25 1 mo. LIBOR + 3.25%	78,676

Financials (0.1%)
223,313	Jazz Financing Lux Sarl‡ 4.264%, 05/05/28 1 mo. LIBOR + 3.50%	223,257

Health Care (0.6%)
327,963	Amneal Pharmaceuticals, LLC‡ 4.313%, 05/04/25 1 mo. LIBOR + 3.50%	324,765
45,000	Bausch Health Companies, Inc.! 0.000%, 01/27/27	43,631
139,895	Icon Luxembourg Sarl‡ 3.313%, 07/03/28 3 mo. LIBOR + 2.25%	139,283
34,855	Icon Luxembourg Sarl‡ 3.313%, 07/03/28 3 mo. LIBOR + 2.25%	34,703
719,939	Mallinckrodt International Finance, SA‡ 6.246%, 09/24/24 3 mo. LIBOR + 5.25%	671,844
207,059	Padagis, LLC‡ 5.719%, 07/06/28 3 mo. LIBOR + 4.75%	207,059
65,000	Perrigo Investments, LLC 1.000%, 04/20/29	64,892
22,273	Perrigo Investments, LLC‡ 3.140%, 04/20/29	22,236

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 23

PRINCIPAL AMOUNT		VALUE
732,513	Team Health Holdings, Inc.‡ 6.250%, 03/02/27 1 mo. SOFR + 5.25%	$691,309
95,000	Team Health Holdings, Inc.! 0.000%, 03/02/27	89,656
		2,289,378

Industrials (0.4%)
99,250	ACProducts, Inc.‡ 4.750%, 05/17/28 6 mo. LIBOR + 4.25%	83,370
120,000	Air Canada‡ 4.250%, 08/11/28 3 mo. LIBOR + 3.50%	119,070
231,824	Apergy Corp.‡ 6.000%, 06/03/27 1 mo. LIBOR + 5.00%	232,983
189,667	BW Gas & Convenience Holdings, LLC‡ 4.264%, 03/31/28 1 mo. LIBOR + 3.50%	188,244
441,042	Dun & Bradstreet Corp.‡ 3.918%, 02/06/26 1 mo. LIBOR + 3.25%	438,341
299,026	Granite Holdings US Acquisition Company‡ 4.250%, 09/30/26 3 mo. LIBOR + 4.00%	297,407
140,000	Sinclair Television Group, Inc.‡ 4.421%, 04/13/29 1 mo. SOFR + 3.75%	136,107
		1,495,522

Information Technology (0.3%)
162,500	AP Core Holdings II, LLC‡ 6.264%, 09/01/27 1 mo. LIBOR + 5.50%	161,992
260,385	Banff Merger Sub, Inc.‡ 4.514%, 10/02/25 3 mo. LIBOR + 3.75%	257,554
366,563	Camelot U.S. Acquisition 1 Company‡ 3.764%, 10/30/26 1 mo. LIBOR + 3.00%	362,554
133,313	Camelot U.S. Acquisition 1 Company‡ 4.000%, 10/30/26 1 mo. LIBOR + 3.00%	132,413
95,000	II-VI, Inc.! 0.000%, 12/01/28	94,703
200,000	Scientific Games International, Inc.‡ 3.573%, 04/14/29	199,344
260,000	VFH Parent LLC‡ 3.573%, 01/13/29 1 mo. SOFR + 3.00%	258,578
		1,467,138

PRINCIPAL AMOUNT		VALUE

Materials (0.1%)
132,300	Innophos, Inc.‡ 4.514%, 02/05/27 1 mo. LIBOR + 3.75%	$132,052
95,000	LSF11 A5 HoldCo, LLC‡ 4.315%, 10/15/28 1 mo. SOFR + 3.75%	93,599
		225,651

Special Purpose Acquisition Companies (0.1%)
100,000	Clydesdale Acquisition Holdings, Inc.‡ 4.783%, 04/13/29 1 mo. SOFR + 4.25%	98,819
45,000	Fertitta Entertainment, LLC‡ 4.500%, 01/27/29 1 mo. SOFR + 4.00%	44,851
200,000	Oscar Acquisition Co., LLC! 0.000%, 04/16/29	192,083
		335,753
	Total Bank Loans (Cost $8,949,231)	8,766,468

NUMBER OF SHARES		VALUE
Convertible Preferred Stocks (0.7%)
Financials (0.7%)
10,775	Arch Capital Group, Ltd.µ 4.550%, 06/11/26	207,850
590	Bank of America Corp.µ‡‡ 7.250%	717,924
8,850	Bank OZKµ 4.625%, 11/15/26	159,300
8,109	First Citizens Bancshare Preferred Stockµ 5.625%, 01/04/27	186,426
15,050	First Republic Bankµ^ 4.000%, 08/30/26	263,375
3,360	MetLife, Inc.µ^ 4.750%, 03/15/25	75,701
9,300	Morgan Stanleyµ 4.250%, 01/15/27	166,098
19,000	Prospect Capital Corp.~ 5.350%, 07/01/26	368,600
3,825	RenaissanceRe Holdings, Ltd.µ 4.200%, 07/15/26	71,833
3,700	Wells Fargo & Companyµ 4.375%, 03/15/26	66,896
14,752	Western Alliance Bancorpµ‡ 4.250%, 09/30/26 5 year CMT + 3.45	324,101
	Total Convertible Preferred Stocks (Cost $3,184,305)	2,608,104

Schedule of Investments April 30, 2022 (Unaudited)

24 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE
Preferred Stocks (3.4%)
Communication Services (0.5%)
25,330	AT&T, Inc.µ^ 4.750%, 02/18/25	$491,655
9,450	AT&T, Inc. 5.350%, 11/01/66	234,266
58,930	Qwest Corp.^ 6.500%, 09/01/56	1,317,085
		2,043,006

Consumer Discretionary (0.2%)
7,685	Ford Motor Companyµ 6.200%, 06/01/59	198,657
3,615	Guitar Center, Inc.&	466,335
1,670	Qurate Retail, Inc.µ 8.000%, 03/15/31	136,072
		801,064

Energy (0.5%)
34,335	Energy Transfer, LP~‡ 7.625%, 08/15/23 3 mo. USD LIBOR + 4.74	825,413
29,375	NuStar Energy, LP~‡ 7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	630,387
18,550	NuStar Logistics, LP~‡ 8.069%, 01/15/43 3 mo. USD LIBOR + 6.73%	469,130
		1,924,930

Financials (1.5%)
18,000	Affiliated Managers Group, Inc.µ^ 4.750%, 09/30/60	354,600
8,300	Allstate Corp.µ 5.100%, 10/15/24	185,339
17,285	Annaly Capital Management, Inc.^‡ 6.950%, 09/30/22 3 mo. USD LIBOR + 4.99%	429,187
12,617	B Riley Financial, Inc.µ 5.250%, 08/31/28	286,406
9,000	B Riley Financial, Inc.µ 6.000%, 01/31/28	220,500
6,553	Bank of America Corp.µ^ 4.375%, 11/03/25	120,444
21,000	Brookfield Finance, Inc.µ 4.625%, 10/16/80	397,950
3,675	Capital One Financial Corp.µ 4.800%, 06/01/25	72,875
29,475	CNO Financial Group, Inc.µ 5.125%, 11/25/60	604,238
17,519	Cullen/Frost Bankers, Inc.µ 4.450%, 12/15/25	351,256

NUMBER OF SHARES		VALUE
5,687	First Republic Bankµ 4.125%, 10/30/25	$99,977
8,250	Fulton Financial Corp.µ 5.125%, 01/15/26	173,828
22,575	Prudential Financial, Inc.^ 4.125%, 09/01/60	465,271
37,075	Selective Insurance Group, Inc.µ 4.600%, 12/15/25	716,289
12,794	Signature Bankµ 5.000%, 12/30/25	244,749
13,125	Spirit Realty Capital, Inc. 6.000%, 10/03/22	324,450
3,900	US Bancorpµ 3.750%, 01/15/26	66,534
36,815	W R Berkley Corp.µ 5.100%, 12/30/59	793,731
		5,907,624

Industrials (0.1%)
7,500	Brookfield Finance I UK, PLCµ 4.500%, 11/24/25	140,850
13,650	QVC, Inc.µ 6.250%, 11/26/68	301,256
7,275	WESCO International, Inc.µ‡ 10.625%, 06/22/25 5 year CMT + 10.33	207,701
		649,807

Real Estate (0.4%)
30,350	Brookfield Property Partners, LPµ~ 5.750%, 03/31/25	599,412
15,300	Brookfield Property Partners, LPµ~ 6.375%, 09/30/24	322,677
17,100	EPR Properties~ 5.750%, 11/30/22	401,679
10,050	Global Net Lease, Inc.µ 6.875%, 11/26/24	246,125
		1,569,893

Utilities (0.2%)
16,750	Brookfield Renewable Partners, LP~^ 5.250%, 03/31/25	349,405
13,450	DTE Energy Company 5.250%, 12/01/77	312,443
		661,848
	Total Preferred Stocks (Cost $15,462,793)	13,558,172

Rights (0.0%) #&
Communication Services (0.0%)
144	Intelsat Jackson Holdings, SA, Expires12/05/25	—

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 25

NUMBER OF SHARES			VALUE
144		Intelsat Jackson Holdings, SA, Expires12/05/25	$—
	Total Rights (Cost $—)		—

Common Stocks (87.8%)

Communication Services (3.9%)
2,430		Alphabet, Inc. - Class A~^#	5,545,722
3,935		Altice USA, Inc. - Class A#	36,517
1,586		Cumulus Media, Inc. - Class Aµ#	21,839
50,000		Meta Platforms, Inc. - Class Aµ#	10,023,500
			15,627,578

Consumer Discretionary (10.0%)
265,000	EUR	Accor, SA#	8,706,209
4,200		Booking Holdings, Inc.^#	9,283,302
146,000		Caesars Entertainment, Inc.~#	9,676,880
76,500		Hilton Worldwide Holdings, Inc.~^#	11,879,685
			39,546,076

Energy (3.8%)
220,000		Baker Hughes a GE Company - Class Aµ^	6,824,400
560		Chesapeake Energy Corp.~^	45,931
12,950		Energy Transfer, LP	143,486
300		Schlumberger, NV	11,703
94,000		Sysco Corp.µ~	8,035,120
			15,060,640

Financials (18.0%)
2,482,699		Banco Bradesco, SA~^	8,937,716
309,500		Bank of America Corp.~^	11,042,960
5,123		Ellington Financial, Inc.µ‡#	121,620
5,300,000	MXN	Fibra Uno Administracion, SA de CV	5,791,782
695,000		Huntington Bancshares, Inc.µ~	9,139,250
12,200,000	GBP	Lloyds Banking Group, PLC	6,929,145
84,000		Morgan Stanley^	6,769,560
3,695,000	GBP	Natwest Group, PLC	9,912,897
178,500		Truist Financial Corp.~^	8,630,475
154,000		XP, Inc. - Class A~#	3,789,940
			71,065,345

Health Care (6.2%)
110,000		BioMarin Pharmaceutical, Inc.~#	8,948,500
285,000		Boston Scientific Corp.~^#	12,001,350
8,000		Humana, Inc.	3,556,480
			24,506,330

Industrials (27.2%)
214,500		AerCap Holdings, NV~#	10,019,295
368,000		Air Lease Corp. - Class A~	14,823,040

NUMBER OF SHARES			VALUE
73,000		Boeing Company^#	$10,865,320
174,000		CSX Corp.µ~	5,975,160
63,500		Honeywell International, Inc.~^	12,287,885
1,939,200	GBP	International Consolidated Airlines Group, SA^#	3,436,775
39,500		L3Harris Technologies, Inc.~	9,174,270
62,000		Raytheon Technologies Corp.~	5,884,420
77,000	EUR	Siemens, AG	9,467,533
264,500		Southwest Airlines Companyµ~#	12,357,440
306,000		Uber Technologies, Inc.~#	9,632,880
15,000		Union Pacific Corp.	3,514,350
			107,438,368

Information Technology (13.3%)
42,000		Advanced Micro Devices, Inc.µ#	3,591,840
23,500		Analog Devices, Inc.µ	3,627,930
100,000		Fidelity National Information Services, Inc.^	9,915,000
83,000		Micron Technology, Inc.	5,659,770
12,000		Paycom Software, Inc.µ#	3,377,640
24,000		salesforce.com, Inc.#	4,222,560
110,000		Twilio, Inc. - Class A~#	12,300,200
45,500		Visa, Inc. - Class A~	9,697,415
			52,392,355

Materials (1.5%)
19,100		Linde, PLCµ	5,958,436

Real Estate (0.9%)
5,466		American Finance Trust, Inc.#	134,682
120,000		VICI Properties, Inc.µ	3,577,200
			3,711,882

Special Purpose Acquisition Companies (3.0%)
1,377		Intelsat Emergence, SA#	42,859
219,000		Shell, PLC~	11,701,170
			11,744,029
	Total Common Stocks (Cost $379,509,861)		347,051,039

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (1.5%) #
Consumer Discretionary (0.0%)
900 5,965,200	Caesars Entertainment, Inc. Call, 05/06/22, Strike $75.00	67,950

Schedule of Investments April 30, 2022 (Unaudited)

26 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE

Consumer Staples (0.1%)
103 5,476,716	Costco Wholesale Corp. Put, 05/27/22, Strike $540.00	$254,153

Information Technology (0.5%)
155 7,219,280	Lam Research Corp. Call, 05/20/22, Strike $460.00	434,775
	Twilio, Inc.
550 6,150,100	Put, 05/20/22, Strike $140.00	1,707,750
240 2,683,680	Call, 05/06/22, Strike $150.00	21,120
		2,163,645

Other (0.9%)
1,520 18,156,400	iShares 20+ Year Treasury Bond Call, 05/06/22, Strike $122.00	92,720
1,720 70,864,000	SPDR S&P 500 ETF Trust Put, 05/20/22, Strike $430.00	3,488,160
		3,580,880
	Total Purchased Options (Cost $2,949,259)	6,066,628
	TOTAL INVESTMENTS (127.4%) (Cost $546,339,984)	503,655,132

LIABILITIES, LESS OTHER ASSETS¡¡ (-27.4%)		(108,378,338)

NET ASSETS (100.0%)		$395,276,794

NUMBER OF SHARES		VALUE
Common Stocks Sold Short (-4.8%) #
Consumer Staples (-3.0%)
(10,300)	Costco Wholesale Corp.	(5,476,716)
(119,000)	Kroger Company	(6,421,240)
		(11,897,956)

Information Technology (-1.8%)
(45,000)	Apple, Inc.	(7,094,250)
	Total Common Stocks Sold Short (Proceeds $17,334,329)	(18,992,206)

Exchange-Traded Funds Sold Short (-52.2%) #
Other (-52.2%)
(305,000)	Financial Select Sector SPDR Fund	(10,525,550)
(475,500)	SPDR S&P 500 ETF Trust	(195,906,000)
	Total Exchange-Traded Funds Sold Short (Proceeds $225,432,913)	(206,431,550)
	TOTAL SECURITIES SOLD SHORT (Proceeds $242,767,242)	(225,423,756)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Written Options (-1.9%) #
Communication Services (-0.1%)
72 16,431,768	Alphabet, Inc. Put, 06/17/22, Strike $2,200.00	$(626,760)

Consumer Discretionary (-0.1%)
42 10,439,646	Amazon.com, Inc. Call, 05/20/22, Strike $3,600.00	(3,297)
900 5,965,200	Caesars Entertainment, Inc. Put, 05/20/22, Strike $61.00	(223,200)
		(226,497)

Consumer Staples (-0.1%)
206 10,953,432	Costco Wholesale Corp. Put, 05/27/22, Strike $505.00	(227,115)

Information Technology (-0.1%)
840 7,183,680	Advanced Micro Devices, Inc. Put, 05/20/22, Strike $75.00	(196,980)
450 7,094,250	Apple, Inc. Put, 05/06/22, Strike $148.00	(42,975)
155 7,219,280	Lam Research Corp. Put, 05/20/22, Strike $415.00	(127,100)
		(367,055)

Other (-1.5%)
4,800 16,564,800	Financial Select Sector SPDR Fund Put, 05/20/22, Strike $35.00	(592,800)
	iShares 20+ Year Treasury Bond
3,040 36,312,800	Call, 05/06/22, Strike $127.00	(25,840)
1,520 18,156,400	Put, 05/06/22, Strike $115.00	(51,680)
	SPDR S&P 500 ETF Trust
1,700 70,040,000	Put, 05/20/22, Strike $390.00	(821,100)
1,700 70,040,000	Put, 06/17/22, Strike $355.00	(620,500)
1,290 53,148,000	Put, 07/15/22, Strike $380.00	(1,270,650)
1,290 53,148,000	Put, 08/19/22, Strike $340.00	(829,470)
410 16,892,000	Put, 05/20/22, Strike $443.00	(1,248,655)
2,475 35,001,450	Technology Select Sector SPDR Fund Put, 05/20/22, Strike $132.00	(529,650)
		(5,990,345)
	Total Written Options (Premium $3,973,752)	(7,437,772)

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 27

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $60,657,058.

~Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $176,810,104.

^Security, or portion of security, is on loan.

‡Variable rate security. The rate shown is the rate in effect at April 30, 2022.

&Illiquid security.

¡Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

‡‡Perpetual maturity.

#Non-income producing security.

¡¡As of April 30, 2022, the value of unfunded loan commitments was $12,706 for the Fund. See Notes to Financial Statements.

At April 30, 2022, Long/Short Equity & Dynamic Income Trust had the following unfunded loan commitment:

Borrower:	Principal Amount	Cost	Value	Unrealized App/(Dep)
Perrigo Investments, LLC	$12,727	$12,712	$12,706	$(6)

FOREIGN CURRENCY ABBREVIATIONS

CADCanadian Dollar

EUREuropean Monetary Unit

GBPBritish Pound Sterling

JPYJapanese Yen

MXNMexican Peso

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

28 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities April 30, 2022 (Unaudited)

ASSETS
Investments in securities, at value (cost $546,339,984)	$503,655,132
Restricted cash for short positions	229,518,911
Restricted foreign currency for short positions (cost $125)	123
Receivables:
Accrued interest and dividends	2,903,852
Investments sold	33,776,393
Prepaid expenses	15,007
Total assets	769,869,418

LIABILITIES
Due to custodian bank	3,407,205
Due to custodian bank - Foreign currency (cost $43,904)	43,285
Securities sold short, at value (proceeds $242,767,242)	225,423,756
Options written, at value (premium $3,973,752)	7,437,772
Unrealized depreciation on unfunded loans	6
Payables:
Notes payable (Note 6)	120,000,000
Investments purchased	17,521,267
Affiliates:
Investment advisory fees	588,153
Trustees’ fees and officer compensation	2,670
Other accounts payable and accrued liabilities	168,510
Total liabilities	374,592,624
NET ASSETS	$395,276,794

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 19,632,194 shares issued and outstanding	$392,640,000
Accumulated distributable earnings (loss)	2,636,794
NET ASSETS	$395,276,794
Net asset value per common shares based upon 19,632,194 shares issued and outstanding	$20.13

See accompanying Notes to Financial Statements	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 29

Statement of Operations Six Months Ended April 30, 2022 (Unaudited)

INVESTMENT INCOME
Interest	$3,513,418
(Amortization)/accretion of investment securities	(20,944)
Net interest	3,492,474
Dividends	3,850,690
Dividend taxes withheld	(171,890)
Total investment income	7,171,274

EXPENSES
Investment advisory fees	3,590,155
Dividend or interest expense on short positions	1,284,763
Interest expense on Notes Payable (Note 6)	410,108
Custodian fees	39,826
Legal fees	35,532
Accounting fees	25,749
Printing and mailing fees	19,941
Fund administration fees	15,381
Audit fees	14,968
Trustees’ fees and officer compensation	14,937
Transfer agent fees	10,947
Registration fees	2,499
Other	125,927
Total expenses	5,590,733
NET INVESTMENT INCOME (LOSS)	1,580,541

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	31,350,393
Purchased options	(12,496,470)
Foreign currency transactions	248,473
Written options	19,418,704
Short positions	8,408,287
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(85,267,496)
Unfunded Loans	(6)
Purchased options	6,157,789
Foreign currency translations	(27,638)
Written options	(3,562,854)
Short positions	23,475,387
NET GAIN (LOSS)	(12,295,431)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(10,714,890)

Statements of Changes in Net Assets

30 CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

	(Unaudited) Six Months Ended April 30, 2022	Year Ended October 31, 2021

OPERATIONS
Net investment income (loss)	$1,580,541	$4,365,960
Net realized gain (loss)	46,929,387	34,318,275
Change in unrealized appreciation/(depreciation)	(59,224,818)	71,951,681
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(10,714,890)	110,635,916

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(16,491,043)	(30,626,223)
Net decrease in net assets from distributions to common shareholders	(16,491,043)	(30,626,223)

CAPITAL STOCK TRANSACTIONS
TOTAL INCREASE (DECREASE) IN NET ASSETS	(27,205,933)	80,009,693

NET ASSETS
Beginning of period	$422,482,727	$342,473,034
End of period	$395,276,794	$422,482,727

Statement of Cash Flows

See accompanying Notes to Financial Statements	CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT 31

(Unaudited) Six Months Ended April 30, 2022

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$(10,714,890)
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(511,064,729)
Net proceeds from disposition of short term investments	—
Purchases of securities to cover securities sold short	(409,625,196)
Proceeds paid on closing written options	(24,917,504)
Proceeds from disposition of investment securities, including purchased options	464,783,385
Proceeds from securities sold short	452,369,890
Premiums received from written options	46,868,139
Amortization and accretion of fixed-income securities	20,944
Net realized gains/losses from investments, excluding purchased options	(31,350,393)
Net realized gains/losses from purchased options	12,496,470
Net realized gains/losses from short positions	(8,408,287)
Net realized gains/losses from written options	(19,418,704)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	85,267,496
Change in unrealized appreciation or depreciation on unfunded loans	6
Change in unrealized appreciation or depreciation on purchased options	(6,157,789)
Change in unrealized appreciation or depreciation on short positions	(23,475,387)
Change in unrealized appreciation or depreciation on written options	3,562,854
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(1,027,151)
Prepaid expenses	(10,561)
Increase/(decrease) in liabilities:
Payables to affiliates	(49,831)
Other accounts payable and accrued liabilities	11,162
Net cash provided by/(used in) operating activities	$19,159,924
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(16,491,043)
Net increase/(decrease) in due to custodian bank	2,616,834
Proceeds from Note payable	—
Net cash provided by/(used in) financing activities	$(13,874,209)
Net increase/(decrease) in cash and foreign currency	$5,285,715
Cash and foreign currency and restricted cash at beginning of period	$224,233,319
Cash at end of period	$229,519,034
Supplemental disclosure
Cash paid for interest expense on Notes Payable	$416,018

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	—
Restricted cash for short positions	229,518,911
Restricted foreign cash for short positions	123
Total cash and restricted cash at period end	$229,519,034

32   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Long/Short Equity & Dynamic Income Trust (the “Fund”) was organized as a Delaware statutory trust on September 21, 2017 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on November 29, 2019.

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   33

Notes to Financial Statements (Unaudited)

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2022. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2019 - 2021 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.35% based on the average weekly managed assets.

34   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. At April 30, 2022 the Fund had no deferred compensation. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2022.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2022 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$—	$869,454,309
Proceeds from sales	—	899,651,176

The cost basis of investments for federal income tax purposes at April 30, 2022 was as follows*:

Cost basis of investments	$299,598,990
Gross unrealized appreciation	30,477,669
Gross unrealized depreciation	(59,283,055)
Net unrealized appreciation (depreciation)	$(28,805,386)

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2022 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2021 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2021
Distributions paid from:
Ordinary income	$27,865,936
Long-term capital gains	2,760,287
Return of capital	—

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   35

Notes to Financial Statements (Unaudited)

As of October 31, 2021, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$1,360,716
Undistributed capital gains	5,364,063
Total undistributed earnings	6,724,779
Accumulated capital and other losses	(4,011,076)
Net unrealized gains/(losses)	26,684,467
Total accumulated earnings/(losses)	29,398,170
Other	444,557
Paid-in-capital	392,640,000
Net assets applicable to common shareholders	$422,482,727

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. The Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

36   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2022.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2022, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 – Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   37

Notes to Financial Statements (Unaudited)

As of April 30, 2022, the Fund had no outstanding interest rate swap agreements.

As of April 30, 2022, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$6,066,628	$—
Written options(2)	—	7,437,772
	$6,066,628	$7,437,772

(1)Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at value”.

(2)Generally, the Statement of Assets and Liabilities location for “Written options” is “Options written, at value”.

For the period ended April 30, 2022, the volume of derivative activity for the Fund is reflected below:*

Volume
Purchased options	191,918
Written options	245,787

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 7 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $120.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight Bank Financing Rate (OBFR) plus 0.80%. A commitment fee of 0.10% is payable on any undrawn balance. For the period ended April 30, 2022, the average borrowings under the Agreement were $120.0 million. For the period ended April 30, 2022, the average interest rate was 0.74%. As of April 30, 2022, the amount of total outstanding borrowings was $120.0 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2022 was 0.74%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of a Fund may be credited against the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s). When collateral is returned, SSB may offset the shortfall to the amount lent to the Fund under the SSB Agreement by either lending other securities of the Fund or replacing such amount through direct loans from SSB, without notice to or consent from the Fund and does not change the amount borrowed by the Fund. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2022, approximately $77.8 million of securities were on loan ($11.9 million of fixed income securities and $65.9 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 19,632,194 shares outstanding at April 30, 2022. Transactions in common shares were as follows:

	Six Months ENDED April 30, 2022	YEAR ENDED October 31, 2021
Beginning shares	19,632,194	19,632,194
Shares sold	—	—
Ending shares	19,632,194	19,632,194

38   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$125,255,732	$—	$125,255,732
Convertible Bonds	—	348,989	—	348,989
Bank Loans	—	8,766,468	—	8,766,468
Convertible Preferred Stocks	2,608,104	—	—	2,608,104
Preferred Stocks	13,091,837	466,335	—	13,558,172
Rights	—	—	—	—
Common Stocks U.S.	302,763,839	42,859	—	302,806,698
Common Stocks Foreign	5,791,782	38,452,559	—	44,244,341
Purchased Options	6,066,628	—	—	6,066,628
Total	$330,322,190	$173,332,942	$—	$503,655,132
Liabilities:
Common Stocks Sold Short U.S.	$18,992,206	$—	$—	$18,992,206
Exchange-Traded Funds Sold Short	206,431,550	—	—	206,431,550
Written Options	7,437,772	—	—	7,437,772
Total	$232,861,528	$—	$—	$232,861,528

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   39

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30, 2022	Year Ended October 31, 2021	November 29, 2019• through October 31, 2020
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$21.52	$17.44	$20.00
Income from investment operations:
Net investment income (loss)*	0.08	0.22	0.31
Net realized and unrealized gain (loss)	(0.63)	5.42	(1.84)
Total from investment operations	(0.55)	5.64	(1.53)
Less distributions to common shareholders from:
Net investment income	(0.15)	(0.55)	(0.40)
Net realized gains	(0.69)	(1.01)	(0.63)
Total distributions	(0.84)	(1.56)	(1.03)
Premiums from shares sold in at the market offerings	—	—	—
Net asset value, end of period	$20.13	$21.52	$17.44
Market value, end of period	$18.53	$20.68	$14.13
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	(2.39)%	33.57%	(6.72)%
Market value	(6.59)%	58.49%	(24.42)%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	2.71% (c)	2.45%	2.12% (c)
Net investment income (loss)	0.76% (c)	1.03%	1.82% (c)
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$395,277	$422,483	$342,473
Portfolio turnover rate	93%	213%	155%
Average commission rate paid	$0.0120	$0.0109	$0.0113
Notes Payable (000’s omitted)	$120,000	$120,000	$69,200
Asset coverage per $1,000 of loan outstanding(d)	$4,294	$4,521	$5,949

•Commencement of operations.

*Net investment income calculated based on average shares method.

(a)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)Ratio of net expenses, excluding interest expense on Notes payable, to average net assets was 1.89%, 1.75% and 1.62%, respectively.

(c)Annualized.

(d)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Notes Payable outstanding, and by multiplying the result by 1,000.

40   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
Calamos Long/Short Equity & Dynamic Income Trust

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Long/Short Equity & Dynamic Income Trust (the “Fund”) as of April 30, 2022, the related statements of operations, changes in net assets, cash flows, and the financial highlights for the six month period then ended, and the related notes (collectively referred to as the "interim financial information"). Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial information for it to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets and the financial highlights of the Fund for the year ended October 31, 2021 and for the period November 29, 2019 (commencement of operations) through October 31, 2020; and in our report dated December 20, 2021, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Fund’s management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 17, 2022
Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

About Closed-End Funds

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   41

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

Managed Distribution Policy

42   CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. BOX 505000, Louisville, KY 40233. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

Automatic Dividend Reinvestment Plan

CALAMOS Long/Short Equity & Dynamic Income Trust SEMIANNUAL REPORT   43

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the common shares as of the payment date, the purchase price paid by Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if such dividend or distribution had been paid in common shares issued by the Fund. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the net asset value per common share at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

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MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its report on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 505000
Louisville, KY 40233-5000
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2022 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CPZSAN 3094 2022

ITEM 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item7 is only required in an annual report on this Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) The information required by this Item 8 is only required in an annual report on this Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The information required by this Item 9 is only required in an annual report on this Form N-CSR.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund did not participate directly in securities lending activity. See Note [7] to the Financial Statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable for semiannual reports.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Long/Short Equity & Dynamic Income Trust

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 24, 2022

By: /s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 24, 2022

By: /s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 24, 2022